                                                                    Exhibit 10.6


                         ADDITIONAL PURCHASE AGREEMENT
                         -----------------------------

     This Agreement is made as of this 27th day of May, 1997, by and between INDIANAPOLIS MUSEUM OF ART, INC., an Indiana nonprofit corporation ("Indianapolis Museum"), and CENTRAL NEWSPAPERS, INC., and Indiana corporation (the "Company").

                                   Recitals
                                   --------

     A. On or about May 20, 1997, the Estate of Enid Goodrich distributed 621,300 shares of Class A common stock of the Company to the Indianapolis Museum.

     B. On April 11, 1997, the Indianapolis Museum and the Company entered into that certain stock purchase agreement (the "Stock Purchase Agreement") whereby the Company agreed to purchase, and the Indianapolis Museum agreed to sell, 207,100 shares of Class A common stock, which transaction closed on May 20, 1997. The Stock Purchase Agreement also obligated the Company to use its best efforts to enable the Indianapolis Museum to sell substantially all of its remaining shares of the Company's Class A common stock in an underwritten registered public offering.

     C. The Indianapolis Museum is selling 360,174 shares of the Class A common stock of the Company in an underwritten secondary offering of the Company's Class A common stock (the "Secondary Offering").

     D. The Indianapolis Museum has granted the underwriters of the Secondary Offering the right and option to purchase up to an additional 54,026 shares of Class A common stock of the Company (the "Shares"), for the same price per share as provided for in the Secondary Offering, pursuant to an over-allotment option (the "Option").

     E. In the event the underwriters of the Secondary Offering do not elect to purchase any or all of the Shares pursuant to the Option, the Company desires to purchase, and the Indianapolis Museum desires to sell, all of the Shares not purchased by the Underwriters as provided herein.

                                   Agreement
                                   ---------

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and subject to and upon the terms and conditions hereinafter set forth, it is hereby agreed as follows:
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                                   Article I
                                   ---------
                              Purchase of Shares
                              ------------------


     In the event that the underwriters do not purchase any or all of the Shares pursuant to the Option, the Company hereby agrees to purchase, and the Indianapolis Museum hereby agrees to sell, all the Shares not purchased by the underwriters. The purchase price (the "Purchase Price") for each of the Shares shall be the same price as the per share exercise price of the Option. Closing shall take place at the Company's offices in Indianapolis, Indiana, within five
(5) days of the expiration of the Option (the "Closing Date"). At the closing, the Indianapolis Museum shall deliver to the Company the certificate or certificates representing the Shares being sold, a stock power duly executed in blank and such other instruments as the Company shall deem necessary to transfer ownership of the Shares to the Company and the Company shall deliver to the Indianapolis Museum immediately available funds for the full amount of the Purchase Price.

                                  Article II
                                  ----------
           Representations and Covenants of the Indianapolis Museum
           --------------------------------------------------------

     The Indianapolis Museum hereby represents and warrants as follows:

          (a) As of the Closing Date, the Indianapolis Museum will be the sole owner of the Shares not purchased by the underwriters, and that each of such Shares will be free and clear of liens, encumbrances, claims of others and transfer restrictions of any kind; and

          (b) The Indianapolis Museum has full power and authority to sell the Shares not purchased by the underwriters to the Company in accordance with the provisions hereof; and

          (c) This Agreement is the valid and binding obligation of the Indianapolis Museum, enforceable in accordance with its terms, and the execution and performance of this Agreement by the Indianapolis Museum will not result in any violation of or be in conflict with or constitute a default under any contract, agreement, instrument, judgment, decree or other indenture to which the Indianapolis Museum is a party or by which the Indianapolis Museum otherwise is bound; and

          (d) No person, corporation or other entity has, nor as a result of the transactions contemplated hereby will have, any right, interest, or valid claim against the Indianapolis Museum, the Company or any other person, nor any commission, fee or other compensation

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

               as a finder or broker or in any similar capacity arising out of any action taken by the Indianapolis Museum; and

          (e) The Indianapolis Museum has had access to all public information it desires concerning the Company and its subsidiaries and operations and has had the opportunity to ask such questions of officers of the Company as the Indianapolis Museum has deemed necessary or appropriate in order to enable the Indianapolis Museum to determine whether to authorize the sale of the Shares. The Indianapolis Museum has reviewed all information it deems material to making its decision to sell the shares.

                                  Article III
                                  -----------
                  Representations and Covenants of the Company
                  -------------------------------------------

     The Company hereby represents and warrants as follows:

          (a) This Agreement is the valid and binding obligation of the Company, enforceable in accordance with its terms, and the execution and performance of this Agreement by the Company will not result in any violation of or be in conflict with or constitute a default under any contract, agreement, instrument, judgment, decree or other indenture to which the Company is a party or by which the Company otherwise is bound; and

          (b) No person, corporation or other entity has, nor as a result of the transactions contemplated hereby will have, any right, interest, or valid claim against the Indianapolis Museum, the Company or any other person, for any commission, fee or other compensation as a finder or broker or in any similar capacity arising out of any action taken by the Company; and

          (c) The Company's purchase of the Shares pursuant to this Agreement is a permissible distribution within the limits of IC 23-1-28-3 and does not violate any provisions of the Company's articles of incorporation as amended.

                                  Article IV
                                  ----------
                                    General
                                    -------

     4.1. This Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior understandings and

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agreements concerning the subject matter hereof.  This Agreement may only be modified or amended in writing.

     4.2. This Agreement shall be governed and construed in all respects under the laws of the State of Indiana.

     4.3. This Agreement may be executed in counterparts, each one of which shall constitute one and the same Agreement and each one of which shall be deemed an original.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                       CENTRAL NEWSPAPERS, INC.


                                       By: /s/ ERIC TOOKER
                                           ----------------------------
                                       Printed: Eric Tooker
                                                -----------------------
                                       Title: Secretary
                                              -------------------------


                                       INDIANAPOLIS MUSEUM OF ART, INC.


                                       By: /s/ E. KIRK MCKINNEY JR.
                                           ----------------------------
                                       Printed: E. Kirk McKinney Jr.
                                                -----------------------
                                       Title: Treasurer
                                              -------------------------

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